UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement.
[ ]	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement.

Catholic Responsible Investments Funds
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Equity Index Fund

Catholic Responsible Investments Small-Cap Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at

https://cbisonline.com/us/legal-financial/

July 29, 2022

As a shareholder of the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund (each, a “Fund” and together, the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of RhumbLine Advisers Limited Partnership (“RhumbLine”) as investment sub-adviser to the Funds. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Funds, you need not take any action.

Summary of Information Statement

On April 30, 2022, RhumbLine’s Chief Executive Officer, Wayne Owen, retired. As part of RhumbLine’s succession planning, Mr. Owen, along with Denise D’Entremont and Kim McCant, entered into an internal transaction pursuant to which Ms. D’Entremont would acquire more than 25% of the ownership interests in RhumbLine (the “Transaction”). Prior to the Transaction, RhumbLine served as investment sub-adviser to the Funds pursuant to an investment sub-advisory agreement between Christian Brothers Investment Services, Inc. (“CBIS”), the investment adviser of the Funds, and RhumbLine (the “Prior RhumbLine Sub-Advisory Agreement”). The Transaction may be deemed to have resulted in the automatic termination of the Prior RhumbLine Sub-Advisory Agreement.

The U.S. Securities and Exchange Commission has issued an exemptive order that permits CBIS to enter into and materially amend sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about the sub-advisers and the sub-advisory agreements.

The Information Statement relates to the approval by the Board of a new sub-advisory agreement between RhumbLine and CBIS, pursuant to which CBIS serves as investment sub-adviser to the Funds and which became effective at the same time as the Transaction was consummated. You may print and view the full Information Statement on the internet at https://cbisonline.com/us/legal-financial/. The Information Statement will be available on the website until at least October 27, 2022. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Funds by telephone at 866-348-6466 or by mail at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 until October 27, 2022. The Funds’ first semi-annual and annual report, when available, will be available upon request, without charge, by contacting your financial intermediary or writing to the Funds at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or calling 866-348-6466.

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Catholic Responsible Investments Equity Index Fund

Catholic Responsible Investments Small-Cap Fund

INFORMATION STATEMENT

July 29, 2022

This information statement (the “Information Statement”) is being made available to the shareholders of the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund (each, a “Fund” and together, the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of a new investment sub-advisory agreement (the “New RhumbLine Sub-Advisory Agreement”) between Christian Brothers Investment Services, Inc. (“CBIS”), the investment adviser to the Funds, and RhumbLine Advisers Limited Partnership (“RhumbLine”), pursuant to which RhumbLine serves as investment sub-adviser to the Funds.

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits CBIS to enter into and materially amend sub-advisory agreements with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires CBIS to furnish shareholders with information about RhumbLine and the New RhumbLine Sub-Advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

CBIS is the Funds’ investment adviser. Pursuant to the terms of an exemptive order granted to CBIS by the SEC on February 15, 2022 (the “Exemptive Order”), CBIS employs a so-called “manager-of-managers” arrangement in managing the Funds. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as an investment adviser or sub-adviser to the fund. The Exemptive Order exempts CBIS and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows CBIS, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Funds without a shareholder vote.

TERMINATION OF THE PRIOR RHUMBLINE SUB-ADVISORY AGREEMENT

Prior to the consummation of the Transaction (defined below), RhumbLine had been serving as investment sub-adviser to the Funds pursuant to an investment sub-advisory agreement dated November 17, 2021 between CBIS and RhumbLine (the “Prior RhumbLine Sub-Advisory Agreement”). On April 30, 2022, RhumbLine’s Chief Executive Officer, Wayne Owen, retired. As part of RhumbLine’s succession planning, Mr. Owen, along with Denise D’Entremont and Kim McCant, entered into an internal transaction pursuant to which Ms. D’Entremont would acquire more than 25% of the ownership interests in RhumbLine (the “Transaction”).

In anticipation of the Transaction resulting in the automatic termination of the Prior RhumbLine Sub-Advisory Agreement, a Board meeting was held on April 29, 2022 (the “April 2022 Meeting”) for the Board to consider the approval of: (i) the appointment of RhumbLine as investment sub-adviser to the Funds and (ii) the New RhumbLine Sub-Advisory Agreement, each to be effective at the same time as the consummation of the Transaction.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW RHUMBLINE SUB-ADVISORY AGREEMENT

The April 2022 Meeting was held via videoconference in reliance on relief provided in orders issued by the SEC on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a fund’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the April 2022 Meeting, the Trustees requested that CBIS and RhumbLine furnish information necessary to evaluate the terms of the New RhumbLine Sub-Advisory Agreement. The Trustees used this information, as well as other information that CBIS, RhumbLine and other service providers of the Funds presented or submitted to the Board at the April 2022 Meeting, as well as at the Board’s meetings held on August 17-18, 2021 and November 15-17, 2021 (the “2021 Meetings”), to help them decide whether to approve the New RhumbLine Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials (or took into account written materials received at the 2021 Meetings) from CBIS, RhumbLine and other service providers of the Funds regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that RhumbLine was undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by RhumbLine; (iii) RhumbLine’s operations and financial condition; (iv) RhumbLine’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed sub-advisory fee to be paid to CBIS; (vi) RhumbLine’s compliance program, including a description of material compliance matters and material compliance violations; (vii) RhumbLine’s policies on and compliance procedures for personal securities transactions; (viii) RhumbLine’s investment experience; and (ix) RhumbLine’s investment management personnel and the Funds’ performance attributable to RhumbLine.

Representatives from CBIS then presented additional information and participated in question and answer sessions at the April 2022 Meeting to help the Trustees evaluate RhumbLine’s services, fee and other aspects of the New RhumbLine Sub-Advisory Agreement.

Based on their evaluation of the information provided by CBIS and RhumbLine, the Trustees, including all of the trustees who are not parties to the New RhumbLine Sub-Advisory Agreement nor are considered “interested persons” (as such term is defined in the 1940 Act) of any party to the New RhumbLine Sub-Advisory Agreement (the “Independent Trustees”), voting separately, approved the New RhumbLine Sub-Advisory Agreement at the April 2022 Meeting. In considering the approval of the New RhumbLine Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by RhumbLine; (ii) the investment performance of the Funds and RhumbLine; and (iii) the fees to be paid to RhumbLine from CBIS, as discussed in further detail below. The Board also determined that it was reasonable to take into account the conclusions the Board made, and the information provided in support thereof, when considering and evaluating its recent approval of the Prior RhumbLine Sub-Advisory Agreement as part of its considerations to approve the New RhumbLine Sub-Advisory Agreement.

Nature, Extent and Quality of Services Provided by RhumbLine

In considering the nature, extent and quality of the services to be provided by RhumbLine, the Board reviewed the portfolio management services to be provided by RhumbLine to the Funds, including the quality of the continuing portfolio management personnel, the resources of RhumbLine and RhumbLine’s compliance history and compliance program. The Trustees reviewed the terms of the proposed New RhumbLine Sub-Advisory Agreement, and noted that the terms of the New RhumbLine Sub-Advisory Agreement were identical to those of the Prior RhumbLine Sub-Advisory Agreement, except for the date. The Trustees also reviewed RhumbLine’s proposed investment and risk management approaches for the Funds. The Trustees considered that CBIS would supervise and monitor the performance of RhumbLine. RhumbLine provided the Board with a response to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by RhumbLine to the Funds. In addition, the Board considered representations from RhumbLine that the Transaction was not expected to result in any material changes to the nature, extent and quality of the services to be provided to the Funds, and that the portfolio managers of the Funds were not expected to change in connection with the Transaction.

When considering the recent approval of the Prior RhumbLine Sub-Advisory Agreement, the Trustees also considered other services to be provided to the Funds by RhumbLine such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by RhumbLine would be satisfactory.

Investment Performance of RhumbLine

The Board was provided with reports at the 2021 Meetings regarding the performance of the Funds’ predecessor funds, and RhumbLine’s contribution thereto, over various time periods. The Trustees determined to take these reports into account and determined that RhumbLine’s performance was satisfactory. Based on this information and the representation that the portfolio managers of the Funds were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that RhumbLine had been able to achieve for the Funds’ predecessor funds were sufficient to support approval of the New RhumbLine Sub-Advisory Agreement.

Costs of Advisory Services

In connection with the Board’s evaluation of the sub-advisory fee payable by CBIS to RhumbLine when considering the approval of the Prior RhumbLine Sub-Advisory Agreement, the Trustees considered, among other things, information about the proposed sub-advisory fee to be paid to RhumbLine. The Trustees also reviewed the management fees charged by RhumbLine to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. When considering the New RhumbLine Sub-Advisory Agreement, the Trustees also considered that the fee payable to RhumbLine under the New RhumbLine Sub-Advisory Agreement would be the same as the fee paid to RhumbLine under the Prior RhumbLine Sub-Advisory Agreement. The Board concluded, within the context of its full deliberations, that the sub-advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by RhumbLine.

Approval of the New RhumbLine Sub-Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New RhumbLine Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New RhumbLine Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW RHUMBLINE SUB-ADVISORY AGREEMENT

The New RhumbLine Sub-Advisory Agreement is included in the Exhibit to this Information Statement. The New RhumbLine Sub-Advisory Agreement is identical to the Prior RhumbLine Sub-Advisory Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New RhumbLine Sub-Advisory Agreement. Although the summary below is qualified in its entirety by reference to the New RhumbLine Sub-Advisory Agreement, shareholders should still read the summary below carefully.

•	Investment Advisory Services

RhumbLine is responsible for providing the following investment advisory services to the Funds under the New RhumbLine Sub-Advisory Agreement: (i) regularly providing the Funds with investment research, advice and supervision; (ii) continuously furnishing an investment program consistent with the investment objectives and policies of the Funds; (iii) deciding what investments will be purchased, retained or sold with respect to each Fund; (iv) arranging for the purchase and the sale of investments held by the Funds by placing purchase and sale orders with brokers or dealers selected by RhumbLine; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution, net price and best overall terms available under the circumstances; and (vi) providing CBIS, the Trust and CBIS’ and the Trust’s respective officers with periodic reports concerning the obligations RhumbLine has assumed under the New RhumbLine Sub-Advisory Agreement as CBIS and the Trust may reasonably request. All services provided by RhumbLine under the New RhumbLine Sub-Advisory Agreement are required to be performed in accordance with each Fund’s registration statement, compliance policies and procedures, and governing documents, the instructions and directions of CBIS and of the Board, and the requirements of the 1940 Act and other applicable laws.

•	Liability of RhumbLine and Indemnification

RhumbLine shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in each Fund’s Disclosure Documents1 relating to RhumbLine and RhumbLine’s affiliates, each Fund’s investment strategies and related risks and other information supplied by RhumbLine for inclusion therein.

RhumbLine shall generally be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by RhumbLine in contravention of: (i) any investment policy, guideline or restriction set forth in the registration statement or as approved by the Board and RhumbLine from time to time and provided in writing with reasonable prior written notice to RhumbLine; or (ii) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), including, but not limited to, a Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code (the investments described in this paragraph collectively are referred to as “Improper Investments”).

[1]	“Disclosure Documents” means each Fund’s registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and any advertising and sales material related to each Fund.

RhumbLine generally has an obligation to indemnify and hold harmless CBIS, the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (any said person, an “Indemnified Party”), against any and all losses, claims, damages, expenses or liabilities (including the reasonable costs of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) arising out of or based upon: (i) a material breach by RhumbLine of the New RhumbLine Sub-Advisory Agreement or of the representations and warranties made by RhumbLine in the New RhumbLine Sub-Advisory Agreement; (ii) any Improper Investment; (iii) any untrue statement of a material fact by RhumbLine contained in any Disclosure Document relating to RhumbLine and RhumbLine’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by RhumbLine about RhumbLine or its services for inclusion in therein, or the omission by RhumbLine from a Disclosure Document of a material fact regarding RhumbLine or RhumbLine’s services required to be stated therein or necessary to make the statements therein not misleading; or (iv) RhumbLine’s performance or non-performance of its duties under the New RhumbLine Sub-Advisory Agreement; provided, however, that nothing shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

•	Maintenance of Books and Records

Under the New RhumbLine Sub-Advisory Agreement, RhumbLine is required to maintain separate books and detailed records of all matters pertaining to each Fund’s assets advised by RhumbLine as required by Rule 31a-1 under the 1940 Act (excluding those records being maintained by CBIS, or any administrator, custodian, or transfer agent appointed by the Trust) relating to RhumbLine’s responsibilities under the New RhumbLine Sub-Advisory Agreement with respect to the Funds, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

•	Reporting Obligation

RhumbLine has an obligation to provide the Trust and CBIS with quarterly compliance reports regarding, to the best of RhumbLine’s knowledge and information, each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and CBIS’ policies, guidelines, or procedures as applicable to RhumbLine’s obligations under the New RhumbLine Sub-Advisory Agreement. RhumbLine also has an obligation to notify the Trust’s Chief Compliance Officer and CBIS’ Chief Compliance Officer promptly upon detection of (i) any material failure to manage a Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund’s or RhumbLine’s policies, guidelines or procedures.

•	Duration and Termination

The New RhumbLine Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Funds. The New RhumbLine Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of the Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, (b) by CBIS at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to RhumbLine and the Trust, or (c) by RhumbLine at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to CBIS and the Trust.

•	Governing Law

The New RhumbLine Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT CBIS

CBIS currently serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and CBIS, dated November 17, 2021. As of June 30, 2022, CBIS had approximately $8.9 billion in assets under management. As investment adviser, CBIS manages the Funds pursuant to a manager-of-managers structure, whereby CBIS has overall responsibility for the general management and day-to-day operations of the Funds, but has retained one or more investment sub-advisers to make the investment decisions for all or allocated portions of each Fund’s assets. For these services, the Funds pay CBIS an annual fee at the following rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Small-Cap Fund	0.20%

INFORMATION ABOUT Rhumbline

RhumbLine, located at 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. RhumbLine is a Massachusetts limited partnership with its principal office in Boston, Massachusetts. RhumbLine is 100% owned by employees. As of the consummation of the Transaction, (i) the general partner of RhumbLine is DAD Enterprises, Inc. (“General Partner”), which is 100% owned by Denise D’Entremont, RhumbLine’s Chief Executive Officer; (ii) the majority ownership of RhumbLine is held directly or indirectly by Ms. D’Entremont; and (iii) the remainder of the ownership is held by other RhumbLine employees in an incentive structure. RhumbLine has been registered with the SEC as an investment adviser since 1990. RhumbLine provides passive (i.e., index-based) portfolio management services to institutional investors. Advisory services are tailored to the individual needs of RhumbLine’s clients. RhumbLine provides customized discretionary management services utilizing an indexed approach to investing. RhumbLine manages both pre-defined and “model” as well as customized index strategies that differ by risk and potential return characteristics. RhumbLine also manages portfolios with certain specialized strategies, and may, at its discretion, agree to customize a portfolio to accommodate specific client needs and restrictions. Among the available specialized strategies are: Tax-Efficient, Tobacco-Free, Sudan-Free, Socially Responsible and Fossil Fuel-Free. As of June 30, 2022, RhumbLine had approximately $81 billion in assets under management. Listed below are the names and titles of each principal executive officer of RhumbLine. The address of each principal executive officer and the General Partner is 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110.

Name	Title
Denise A. D’Entremont	Chief Executive Officer
Kim R. McCant	Chief Financial Officer
Lisa A. Sheeler	Chief Compliance Officer/General Counsel
Alex D. Ryer	Chief Investment Officer
Stephen J. Goff	Chief Operating Officer

RhumbLine does not advise any other mutual funds with similar investment objectives as the Funds.

ADDITIONAL INFORMATION

Information about Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Funds’ administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

RhumbLine will pay the expenses of the preparation, printing and mailing of this information statement.

Beneficial Ownership of Shares

As of July 15, 2022, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Funds.

Catholic Responsible Investments Equity Index Fund
Name and Address	% of Fund
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	10.68%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.67%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.05%

Catholic Responsible Investments Small-Cap Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	13.26%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	6.40%

The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees, and/or on the records of the Trust’s transfer agent.

Annual Report to Shareholders

For a free copy of the Funds’ first semi-annual report dated April 30, 2022, which covers the period from the Funds’ inception to April 30, 2022, shareholders of the Funds may call 1-866-348-6466 or write to the Funds at: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-866-348-6466 or forward a written request to Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT

Investment Sub-Advisory Agreement between Christian Brothers Investment Services, Inc. and RhumbLine Advisers Limited Partnership, relating to the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund.

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this 1st day of May, 2022, by and between Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606, and RhumbLine Advisers Limited Partnership (the “Sub-Adviser”), a Massachusetts limited partnership, with the Sub-Adviser’s principal place of business at 265 Franklin Street, 21st Floor, Boston, MA.

W I T N E S S E T H

WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of the Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the series set forth on Schedule A to this Agreement (each, a “Fund,” and, collectively, the “Funds”), and pursuant to the provisions of the Investment Advisory Agreement, dated as of November 17, 2021, by and between the Adviser and the Trust (the “Management Agreement”), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of each Fund and to provide certain related services, as more fully set forth below, and to perform these services under the terms and conditions hereinafter set forth; and

WHEREAS, each of the Adviser and the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Management Agreement contemplates that the Adviser may appoint a subadviser to perform some or all of the services for which the Adviser is responsible thereunder; and

WHEREAS, the Sub-Adviser is willing to furnish these services to the Adviser and each Fund listed in Schedule A to this Agreement, as said Schedule may be amended from time to time upon mutual agreement of the parties.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

The Sub-Adviser’s Services.

(a) Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to each Fund in regard to those Fund assets as may be allocated by the Adviser to the Sub-Adviser (the “Assets”). In said capacity, the Sub-Adviser, subject to the supervision of the Adviser and the Board, regularly shall provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws it had received from the Adviser, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund’s investments in any way shall limit the right of either the Adviser or the Board, in either the Adviser’s or the Board’s respective sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise either the Adviser’s or the Board’s respective right to control the overall management of the Fund’s assets. As applicable and appropriate, and without limiting the generality of the foregoing, the Sub-Adviser has the authority to enter into trading agreements on behalf of the Fund and to adhere on the Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder as to its conduct of the Sub-Adviser’s business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board or the Adviser and provided to the Sub-Adviser in writing and consistent with its ability to do so with prior notice. In selecting the Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company based on the information that it is provided by the Adviser. The Sub-Adviser shall maintain compliance procedures that the Sub-Adviser reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser or by the Board shall limit the Sub-Adviser’s full responsibility for any of the foregoing with respect to the portion of the Fund’s assets it manages.

(c) Proxy Voting. Pursuant to Board authority, the Adviser has the delegated authority to determine how proxies with respect to securities that are held by each Fund shall be voted. The Adviser, and not the Sub-Adviser, is responsible for voting proxies for the Fund.

The Sub-Adviser promptly shall forward to the Adviser any information or documents necessary for the Adviser to exercise the Adviser’s proxy voting responsibilities.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for filing shareholder resolutions or engaging in corporate dialogues with respect to companies held in a Fund’s portfolio in furtherance of Adviser’s Commitment to Catholic Responsible Investments.

(d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except with respect to its recordkeeping obligations as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust, or the Trust’s Board the information required to be supplied under this Agreement by Sub-Adviser.

The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s Assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (excluding those records required to be maintained by the Adviser, or any administrator, custodian, or transfer agent appointed by the Trust) relating to the Sub-Adviser’s responsibilities provided hereunder with respect to the Fund, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board at any time upon reasonable request, shall upon request be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust and Sub-Adviser are open for business (normally when the New York Stock Exchange is open).

(e) Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding each Fund’s holdings, and, on the Sub-Adviser’s own initiative, may furnish the Adviser, the Trust, and the Trust’s Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Trust promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide, upon request, any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, the Trust’s Board, and/or any Fund pricing agent to reasonably assist them in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation With Agents of the Adviser and the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Adviser and the Trust with respect to such information regarding each Fund as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(g) Consultation With Other Sub-Advisers. In performance of the Sub-Adviser’s duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other subadviser to a Fund or a subadviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets managed by the Sub-Adviser.

Code of Ethics.

The Sub-Adviser has adopted a written code of ethics that the Sub-Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), which the Sub-Adviser has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that the Sub-Adviser’s “Access Persons” (as that term is defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report to the Adviser and the Trust’s Board concerning the Sub-Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser in accordance with Rule 17j-1. The Sub-Adviser promptly shall notify the Adviser and the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

Information and Reporting.

The Sub-Adviser shall provide the Adviser, the Trust, and the Adviser’s and the Trust’s respective officers with such periodic reports concerning the obligations that the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser’s Chief Compliance Officer promptly upon detection of (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Sub-Adviser’s policies, guidelines, or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding, to the best of its knowledge and information, each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s and the Adviser’s policies, guidelines, or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser, in the Adviser’s discretion, may provide these quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any said failure promptly and to take any action that the Board and/or the Adviser reasonably may request in connection with any said breach. Upon request, the Sub-Adviser also shall provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. To the extent permitted by law, the Sub-Adviser promptly shall notify the Trust and the Adviser in the event that: (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws; or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Inspection. Upon reasonable request, the Sub-Adviser agrees to make the Sub-Adviser’s records and premises (including the availability of the Sub-Adviser’s employees for interviews) -- to the extent that these records relate to the conduct of services provided to each Fund or the Sub-Adviser’s conduct of the Sub-Adviser’s business as an investment adviser -- reasonably available for compliance audits by the Adviser and/or the Trust’s officers, employees, accountants, or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided by the Sub-Adviser to the Fund or any information related to other clients of the Sub-Adviser, except it to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules, or regulations in the Sub-Adviser’s management of the Fund.

(c) Board and Filings Information. The Sub-Adviser shall provide the Adviser and the Trust with any information reasonably requested regarding the Sub-Adviser’s management of each Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser shall make the Sub-Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Sub-Adviser’s investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(d) Transaction Information. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents to perform such compliance testing on each Fund and the Sub-Adviser’s services as the Adviser and the Trust, in the Adviser’s or the Trust’s respective sole discretion, may determine to be appropriate. The provision of said information by the Sub-Adviser to the Adviser, the Trust, or the Adviser’s or the Trust’s respective designated agents in no way relieves the Sub-Adviser of the Sub-Adviser’s own responsibilities under this Agreement.

Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of the Sub-Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser shall place these orders with or through such persons, brokers, or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and subject to the provisions of Section 4 of this Agreement.

(c) Best Execution. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser is directed at all times to use the Sub-Adviser’s best efforts to seek on behalf of each Fund the most-favorable execution, net price, and best overall terms available under the circumstances. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that the Sub-Adviser deems relevant, including, among other factors, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Adviser shall have the express authority to negotiate, open, continue, and terminate brokerage accounts and other trading arrangements with respect to all portfolio transactions entered into by the Sub-Adviser for a Fund.

(d) Access To Brokerage and Research. It also is understood that it is desirable for each Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Sub-Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Fund with these brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s or the Sub-Adviser’s affiliates’ services to other clients.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser, therefore, also may consider the “brokerage and research services” provided (as this term is defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides said brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser in good faith determines that this commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Sub-Adviser’s discretionary clients, including the Funds.

(e) Affiliated Brokers. The Sub-Adviser or any of the Sub-Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or the Sub-Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from a Fund for these services in addition to the Sub-Adviser’s fees for services under this Agreement.

(f) Aggregated Transactions. The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what these would be with other qualified firms. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Sub-Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with the Sub-Adviser’s fiduciary obligations to the Fund and to such other clients under the circumstances.

(g) Reporting of Transactions. The Sub-Adviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise shall cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodians and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust.

Custody.

Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

Allocation of Charges and Expenses.

The Sub-Adviser shall bear the Sub-Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund’s or the Adviser’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

Representations, Warranties, and Covenants.

(a) Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that reasonably is likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Sub-Adviser’s investment management operations.

(b) ADV Disclosure. The Sub-Adviser has provided the Adviser and the Trust with a copy of Part 1 of the Sub-Adviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Sub-Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Sub-Adviser’s Form ADV with the Commission or updating Part 2 of the Sub-Adviser’s Form ADV, shall furnish a copy of said amendments or updates to the Adviser and the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Sub-Adviser has reviewed, and in the future shall review if provided by the Adviser, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to each Fund (collectively the “Disclosure Documents”), and represents and warrants that, to the best of its knowledge and with respect to it or with respect to its services under the Agreement, said Disclosure Documents provided to it contain or shall contain no untrue statement of any material fact and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use of the Name “Catholic Responsible Investments”. Subject to the terms set forth in Section 8(a) of this Agreement, the Sub-Adviser has the right to use the name “Catholic Responsible Investments” in connection with the Sub-Adviser’s services to the Trust, and the Adviser and the Trust shall have the right to use the name “RhumbLine Advisers” in connection with the management and operation of each Fund until this Agreement is terminated as set forth herein. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Sub-Adviser or the Trust to use the names “Catholic Responsible Investments” and “RhumbLine Advisers.”

(e) Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide: (i) prior written notice to the Trust of any material changes in the Sub-Adviser’s insurance policies or insurance coverage; or (ii) notice if any material claims are made on the Sub-Adviser’s insurance policies. Furthermore, the Sub-Adviser, upon reasonable request, shall provide the Trust with any information that the Sub-Adviser reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Sub-Adviser represents and warrants that the subadviser has no arrangement or understanding with any party, other than the Adviser and the Trust, that would influence the decision of the Sub-Adviser with respect to the Sub-Adviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Sub-Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Sub-Adviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Sub-Adviser’s fiduciary duties under applicable law.

(h) Compliance Program of the Sub-Adviser. The Sub-Adviser represents and warrants that: (a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and shall maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and the Sub-Adviser’s supervised persons (as this term is defined in the Advisers Act) of the Advisers Act and the rules that the Commission has adopted under the Advisers Act; and (b) to the extent that the Sub-Adviser’s activities or services reasonably could be expected materially to affect a Fund, the Sub-Adviser has adopted and implemented and shall maintain written policies and procedures that the Sub-Adviser’s chief compliance officer has determined, in coordination with the Trust’s chief compliance officer, are reasonably designed to prevent violation of the “federal securities laws” (as this term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 7(h) are referred to herein as the Sub-Adviser’s “Compliance Program”).

(i) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8.	Use of Names.

(a) The Name “Catholic Responsible Investments”. The Adviser grants to the Sub-Adviser a limited, non-exclusive, non-sublicenseable, non-transferrable license to use the name and trademark “Catholic Responsible Investments” (the “Name”) for the duration of this Agreement or until such license is terminated by the Adviser. The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, (i) the Adviser has the right to use, or authorize others to use, the Name (ii) the Adviser is the sole owner of the Name, all rights therein and all goodwill associated therewith, and (iii) all rights arising from use of the name by the Trust shall inure to the benefit of the Adviser. The Sub-Adviser shall use the Name only in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of the Sub-Adviser shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed; provided, that the Sub-Adviser is authorized to disclose the Name and the Adviser’s and each Fund’s identities as clients of the Sub-Adviser in any representative client list prepared by the Sub-Adviser for use in marketing materials. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to the Sub-Adviser by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any said licenses or permissions itself.

The Trust grants to the Sub-Adviser a sub-license to use a Fund’s name or the Funds’ names (collectively, a “Fund Name”). The foregoing authorization by the Trust to the Sub-Adviser to use a Fund Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, a Fund Name. The Sub-Adviser shall use a Fund Name only in a manner consistent with uses approved by the Trust. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation in connection with any services said affiliates or agents provide to the Sub-Adviser or to a Fund under this Agreement.

(b) The Name “RhumbLine Advisers.” The Sub-Adviser grants to the Adviser and Trust a limited non-exclusive non-sublicenseable non-transerable sub-license to use the name “RhumbLine Advisers” (the “Sub-Adviser Name”) in connection with the Funds. The foregoing authorization by the Sub-Adviser to the Adviser to use the Sub-Adviser Name is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the Sub-Adviser Name; the Adviser acknowledges and agrees that, as between the Adviser and the Sub-Adviser, the Sub-Adviser has the right to use, or authorize others to use, the Sub-Adviser Name and the Sub-Adviser is the sole owner of the Name, all rights therein and all goodwill associated therewith,. The Adviser shall use the Sub-Adviser Name only in a manner consistent with uses approved by the Sub-Adviser. Notwithstanding the foregoing, neither the Adviser nor any affiliate or agent of the Adviser shall make reference to or use the Sub-Adviser Name or any of the Sub-Adviser’s respective affiliates or clients names without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Trust and any affiliate or agent of the Adviser to satisfy the foregoing obligation. The sub-license granted herein shall terminate in the event that the Sub-Adviser no longer is a sub-adviser to the Fund.

9.	Sub-Adviser’s Compensation.

The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by the Adviser. A Fund shall have no responsibility for any fee payable to the Sub-Adviser.

The Sub-Adviser shall be compensated based on the portion of Fund Assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10.	Independent Contractor.

In the performance of the Sub-Adviser’s duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust, or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to the Sub-Adviser’s clients concerning the shares of a Fund, the Sub-Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11.	Assignment and Amendments.

This Agreement automatically shall terminate, without the payment of any penalty, either: (i) in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); or (ii) in the event of the termination of the Management Agreement; provided, that said termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12.	Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b) The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser and the Trust; or

(c) The Sub-Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Trust; or

(d) This Agreement automatically shall terminate two (2) years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust, the Adviser, or the Sub-Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of the Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser, immediately upon notice of termination or on such later date as may be specified in said notice within the time period above, shall cease all activity on behalf of a Fund and with respect to any of the Fund’s assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver upon written request the Books and Records to the Adviser and the Trust by such means and in accordance with such schedule as the Adviser and the Trust, respectively, shall direct and otherwise shall cooperate, as reasonably directed by the Adviser and the Trust, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

13.	Certain Definitions.

For the purposes of this Agreement:

(a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.	Liability.

(a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Sub-Adviser and the Sub-Adviser’s affiliates, the Fund’s investment strategies and related risks, and other information supplied by the Sub-Adviser for inclusion therein.

(b) The Sub-Adviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Sub-Adviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board and Sub-Adviser from time to time and provided in writing with reasonable prior written notice to the Sub-Adviser; or (ii) applicable law, including, but not limited to, the 1940 Act and the Code (including, but not limited to, the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c) The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, an “Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Sub-Adviser contained in any Disclosure Document relating to the Sub-Adviser and the Sub-Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Sub-Adviser about the Sub-Adviser or its services for inclusion therein, or the omission by the Sub-Adviser from a Disclosure Document of a material fact regarding the Sub-Adviser or the Sub-Adviser’s services required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser’s performance or non-performance of the Sub-Adviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

15.	Confidentiality.

(a) From time to time, a party may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to a party’s (“Discloser”) or the party’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by recipient (“Recipient”); (b) any information that is disclosed to Recipient on a non-confidential basis by a third party who, to Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by Recipient independently of, and without reference to, any Confidential Information disclosed by Discloser to Recipient.

(c) Recipient acknowledges that any Confidential Information provided by Discloser shall be used by Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as Recipient uses in protecting Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither Discloser nor any of Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and Recipient agrees that none of these persons shall have any liability to Recipient or any of Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of Discloser. Recipient agrees that a violation of any material provision of this Agreement may cause Discloser irreparable injury for which Discloser would have no adequate remedy at law, and agrees that Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, Recipient shall reasonably cooperate at Discloser’s expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

16.	Enforceability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.	Limitation of Liability.

The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of a Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

18.	Change In the Sub-Adviser’s Ownership.

The Sub-Adviser agrees that the Sub-Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser that could: (i) materially impact the services provided by the Sub-Adviser to a Fund, or (ii) that could result in a change of control under Section 15(a)(4) of the 1940 Act, within a reasonable time prior to said change being effected.

19.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

20.	Paragraph Headings.

The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

21.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:	/s/ Jeffrey A. McCroy
Name:	Jeffrey A. McCroy
Title:	President and Chief Executive Officer

RhumbLine Advisers LIMITED PARTNERSHIP

By:	/s/ Denise A. D’Entremont
Name:	Denise A. D’Entremont
Title:	Chief Executive Officer

ACKNOWLEDGED & ACCEPTED BY:

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael G. Beattie
Name:	Michael G. Beattie
Title:	President

SCHEDULE A

to the

SUB-ADVISORY AGREEMENT

Dated May 1, 2022, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

RhumbLine Advisers LIMITED PARTNERSHIP

The Adviser shall pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND	[REDACTED]
CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND	[REDACTED]

A-17